                                                                   EXHIBIT 8(C)

                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
                   -------------------------------------------

     THIS FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Restated Credit
Agreement"), dated as of November 26, 2004 among certain borrowers set forth on the signature pages hereto (each, a "Borrower"), the various financial institutions parties to this Restated Credit Agreement (collectively, the
"Banks"), PNC Bank, National Association, as syndication agent and JPMorgan
Chase Bank, N.A. (successor by merger to Bank One, NA) as administrative agent.

     WHEREAS, the Borrowers, the Banks, the Administrative Agent and various other agents entered into a Fourth Amended and Restated Credit Agreement dated as of November 28, 2003, which amended a Third Amended and Restated Credit
Agreement dated as of November 29, 2002, which amended the Second Amended and
Restated Credit Agreement dated as of November 30, 2001, which amended the
Amended and Restated Credit Agreement dated as of December 1, 2000, among certain Borrowers and certain Banks (as amended and restated, the "Credit
Agreement"; terms defined in the Credit Agreement are, unless otherwise defined or the context otherwise requires, used herein as defined therein); and

     WHEREAS, the parties hereto desire to amend and restate the Credit
Agreement in its entirety as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1: AMENDMENT. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.12 below.

     1.1 Definition. The definition of "Administrative Agent" in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting in lieu thereof:

     "Administrative Agent" means JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) acting as Administrative Agent for the Banks and any successor thereof.

     1.2 References to Bank One, NA. All other references in the Credit
Agreement and the other Loan Documents to "Bank One, NA" or "Bank One" are hereby amended to read: "JPMorgan Chase Bank, N.A. (successor by merger to Bank
One, NA)".

     1.3 Definition. The definition of "Termination Date" in Section 1.1 of the
Credit Agreement is hereby amended by the deletion of the date "November 26,
2004" and the substitution of the date "November 23, 2005."

     1.4 Definition. The definition of "Commitment Amount" in Section 1.1 of the
Credit Agreement is hereby amended by the deletion of the figure "1,000,000,000"
in the last sentence thereof and the substitution of the figure "$500,000,000."

     1.5 Commitment Fee. Section 2.10(a) of the Credit Agreement is hereby amended by the deletion of the percentage "0.09%" in the first sentence thereof and the substitution of the percentage "0.07%".

     1.6 Information. Section 5.1 of the Credit Agreement is hereby amended by inserting the following paragraph at the end thereof:

          Information required to be delivered pursuant to clauses (a), (b),(e)
     or (g) above shall be deemed to have been delivered on the earliest date on which the Borrower has either (i) posted such information on the Internet at www.mlim.ml.com/USA (or any successor or replacement website thereof) or at another website identified in notice to the Administrative Agent or (ii)
     filed such information with the U.S. Securities and Exchange Commission via
     EDGAR.

     1.7 Notices. Section 8.1 of the Credit Agreement is hereby amended by inserting the following clause at the beginning thereof: "Except as otherwise provided in Section 5.1,".

     1.8 USA Patriot Act. Article VIII of the Credit Agreement is hereby amended by the addition of the following at the end:

          8.13 USA PATRIOT Act. Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L.
     107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

     1.9 New Borrowers. Each of (i) Merrill Lynch Variable Series Funds, Inc.
("MLVS"), not in its individual capacity, but on behalf of Merrill Lynch Large
Cap Growth V.I. Fund and Merrill Lynch International Value V.I. Fund
(collectively, the "MLVS Borrowers"); (ii) Quantitative Master Series Trust
("QMST"), not in its individual capacity, but on behalf of Master Enhanced Small
Cap Series (the "QMST Borrower"); (iii) Merrill Lynch Municipal Bond Fund, Inc.
("MLMBF") not in its individual capacity, but on behalf of Merrill Lynch
Municipal Bond Fund, Inc.-The Limited Maturity Portfolio (the "MLMBF Borrower");
(iv) Merrill Lynch Principal Protected Trust ("MLPPT"), not in its individual capacity, but on behalf of Merrill Lynch Basic Value Principal Protected Fund and Merrill Lynch Fundamental Growth Principal Protected Fund (collectively, the
"MLPPT Borrowers"); (v) Master Real Investment Trust in its individual capacity
(the "MRIT Borrower"); and (vi) Master Inflation Protected Trust in its
individual capacity (the "MIPT Borrower"; and collectively with the MLVS
Borrowers, the QMST Borrower, the MLMBF Borrower, the MLPPT Borrowers and the
MRIT Borrower, the "New Borrowers"), by its execution of this Restated Credit
Agreement hereby, agrees, represents and warrants solely with respect to itself that, as of the date hereof and after giving effect hereto:

                                       2

     (a)  it (or, with respect to MLVS, QMST, MLMBF and MLPPT, each New Borrower on whose behalf it acts) shall be a Borrower under the Credit
          Agreement;

     (b)  it (or, with respect to MLVS, QMST, MLMBF and MLPPT, each New Borrower on whose behalf it acts) shall be bound by the terms and conditions of the Credit Agreement as a Borrower;

     (c)  the representations and warranties set forth in Article IV of the
          Credit Agreement with respect to it (or, with respect to MLVS, QMST,
          MLMBF and MLPPT, each New Borrower on whose behalf it acts) are true and correct;

     (d)  it (or, with respect to MLVS, QMST, MLMBF and MLPPT, each New Borrower on whose behalf it acts) is in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on its part to be observed or performed; and

     (e)  no Default or Event of Default with respect to it (or, with respect to
          MLVS, QMST, MLMBF and MLPPT, each New Borrower on whose behalf it acts) has occurred and be continuing.

     1.10 Schedule 1. Schedule 1 to the Credit Agreement is hereby amended to state as set forth as Schedule 1 to this Restated Credit Agreement.

     1.11 Schedule 4.9. Schedule 4.9 to the Credit Agreement is hereby amended to state as set forth as Schedule 4.9 to this Restated Credit Agreement.

     1.12 Schedule 5.20. Schedule 5.20 to the Credit Agreement is hereby amended to state as set forth as Schedule 5.20 to this Restated Credit Agreement.

     SECTION 2: CONDITIONS PRECEDENT. This Restated Credit Agreement shall become effective when each of the conditions precedent set forth in this Section
2 shall have been satisfied.

     2.1 Receipt of Amendment. This Restated Credit Agreement shall have been duly executed by the Borrowers, the Administrative Agent and the Banks.

     2.2 Receipt of Other Documents. The Administrative Agent shall have received from each New Borrower a manually signed certificate from the Secretary of such New Borrower, in form and substance satisfactory to the Administrative
Agent and dated the date of this Restated Credit Agreement, as to (i) the incumbency of, and bearing manual specimen signatures of, the Authorized
Signatories of such New Borrower, and (ii) certifying and attaching copies of
(A) such New Borrower's Organization Documents as then in effect, (B) duly authorized resolutions of such New Borrower's board of directors or trustees authorizing the transactions contemplated hereby, (C) the Prospectus of such New
Borrower and (D) all amendments to such New Borrower's investment objectives, policies and restrictions since the date of such Prospectus.

                                       3

     2.3 Opinion of Counsel. The Administrative Agent shall have received from each Borrower an opinion of counsel to the Borrowers in form satisfactory to the
Administrative Agent; provided that only limited opinions shall be provided with respect to Borrowers who are not New Borrowers as previously agreed upon between the Adviser and the Administrative Agent.

     2.4 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Restated Credit Agreement, the following statements by each Borrower and, to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, shall be true and correct (and each Borrower, and, to the extent such Borrower is a series of a trust or a Maryland corporation, such Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, by its execution of this Restated Credit Agreement, hereby severally represents and warrants to the
Banks with respect to itself that such statements are true and correct as at such times):

          (a) the representations and warranties with respect to such Borrower set forth in Article IV of the Credit Agreement, as amended and restated
     hereby, shall be true and correct with the same effect as if then made
     (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

          (b) no Default or Event of Default shall have then occurred and be continuing with respect to such Borrower.

     2.5 Receipt of Allocation Notice. The Administrative Agent shall have received an Allocation Notice from the Borrowers.

     SECTION 3: REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Restated Credit Agreement, each Borrower and, to the extent such
Borrower is a series of a Trust or a Maryland corporation, such Trust or
Maryland corporation, not in its individual capacity, but on behalf of such
Borrower, severally represents and warrants with respect to itself to each Bank as follows:

     3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such Borrower or, to the extent such Borrower is a series of a
Trust or a Maryland corporation, such Trust or Maryland corporation on behalf of such Borrower, of this Restated Credit Agreement is within such Borrower's, or to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust's or such Maryland corporation's trust or corporate powers, as the case may be, have been duly authorized by all necessary trust or corporate action, as applicable, on the part of such Borrower or, to the extent such
Borrower is a series of a Trust or Maryland corporation, such Trust or such
Maryland corporation, and do not:

          (a) conflict with such Borrower's, or to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust's or Maryland corporation's, Organization Documents;

                                       4

          (b) conflict with the most recent Prospectus or the most recent SAI
     (if applicable) of, any law applicable to, material agreement binding upon, or court or administrative order or decree applicable to, such Borrower; or

          (c) result in, or require the creation or imposition of, any Lien on any of such Borrower's assets.

     3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance of this Restated Credit Agreement by such Borrower, or to the extent
Borrower is a series of a Trust or a Maryland corporation, such Trust or such
Maryland corporation.

     3.3 Validity, etc. This Restated Credit Agreement constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     SECTION 4: MISCELLANEOUS.

     4.1 Amendment and Restatement. Upon the effectiveness hereof, the Credit
Agreement shall be restated in its entirety to read as set forth in the Credit
Agreement, as amended hereby, and all rights and obligations of the parties shall be as set forth in the Restated Credit Agreement as amended and restated
hereby (except that any provision of the Credit Agreement which by its terms survives termination thereof shall remain in full force and effect).

     4.2 Payment of Costs and Expenses. Each Borrower severally agrees to pay on demand its pro rata share of all reasonable out-of-pocket expenses of the
Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Restated Credit Agreement.

     4.3 Severability. Any provision of this Restated Credit Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Restated
Credit Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     4.4 Headings. The various headings of this Restated Credit Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Restated Credit Agreement or any provisions hereof.

                                       5

     4.5 Execution in Counterparts. This Restated Credit Agreement may be
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     4.6 Governing Law. THIS RESTATED CREDIT AGREEMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     4.7 Successors and Assigns. This Restated Credit Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

  [Remainder of this page intentionally left blank; signature pages to follow.]

                                       6

     IN WITNESS WHEREOF, the parties hereto have caused this Restated Credit
Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               Maryland Corporations:

                               MERRILL LYNCH SHORT TERM U.S. GOVERNMENT
                               FUND, INC.

                               THE ASSET PROGRAM, INC.,
                               on behalf of the following series:
                                 *Merrill Lynch Mid Cap Value Opportunities Fund

                               MERRILL LYNCH BALANCED CAPITAL FUND, INC.

                               MERRILL LYNCH BOND FUND, INC.,
                               on behalf of each of the following series:
                                 *High Income Portfolio
                                 *Intermediate Term Portfolio
                                 *Core Bond Portfolio

                               MERRILL LYNCH DEVELOPING CAPITAL MARKETS
                               FUND, INC.

                               MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

                               MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.

                               MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

                               MERRILL LYNCH GLOBAL GROWTH FUND, INC.

                               MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

                               MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.

                               MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS
                               FUND, INC.

                               MERRILL LYNCH GLOBAL VALUE FUND, INC.

                                       7

                              MERRILL LYNCH HEALTHCARE FUND, INC.

                              MERRILL LYNCH LATIN AMERICA FUND, INC.

                              MERRILL LYNCH MUNICIPAL BOND FUND, INC.,
                              on behalf of each of the following series:
                                *The Insured Portfolio
                                *The National Portfolio
                                *The Limited Maturity Portfolio

                              MERRILL LYNCH PACIFIC FUND, INC.

                              MERRILL LYNCH FOCUS VALUE FUND, INC.

                              MERRILL LYNCH SERIES FUND, INC.,
                              on behalf of each of the following series:
                                *Merrill Lynch Large Cap Core Strategy Portfolio
                                *Merrill Lynch Global Allocation Strategy
                                  Portfolio
                                *Merrill Lynch Fundamental Growth Strategy
                                  Portfolio
                                *High Yield Portfolio
                                *Intermediate Government Bond Portfolio
                                *Merrill Lynch Core Bond Strategy Portfolio
                                *Merrill Lynch Balanced Capital Strategy
                                  Portfolio

                              MERRILL LYNCH VARIABLE SERIES FUNDS, INC.,
                              on behalf of each of the following series:
                                *Merrill Lynch American Balanced V.I. Fund
                                *Merrill Lynch Basic Value V.I. Fund
                                *Merrill Lynch Global Growth V.I. Fund
                                *Merrill Lynch Global Allocation V.I. Fund
                                *Merrill Lynch Utilities and Telecommunications
                                  V.I. Fund
                                *Merrill Lynch Government Bond V.I. Fund
                                *Merrill Lynch Index 500 V.I. Fund
                                *Merrill Lynch Large Cap Core V.I. Fund
                                *Merrill Lynch Large Cap Value V.I. Fund
                                *Merrill Lynch Small Cap Value V.I. Fund
                                  (to be renamed Merrill Lynch Value
                                  Opportunities V.I. Fund)
                                *Merrill Lynch High Current Income V.I. Fund
                                *Merrill Lynch Core Bond V.I. Fund
                                *Merrill Lynch Fundamental Growth V.I. Fund
                                *Merrill Lynch Large Cap Growth V.I. Fund
                                *Merrill Lynch International Value V.I. Fund

                                MERRILL LYNCH WORLD INCOME FUND, INC.

                                       8

                         Massachusetts Business Trusts:

                         MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST, on
                         behalf of the following series:
                           *Merrill Lynch California Insured Municipal Bond Fund

                         MERRILL LYNCH EUROFUND

                         MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND

                         MERRILL LYNCH NATURAL RESOURCES TRUST

                         MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST,
                         on behalf of each of the following series:
                           *Merrill Lynch Florida Municipal Bond Fund
                           *Merrill Lynch New Jersey Municipal Bond Fund
                           *Merrill Lynch New York Municipal Bond Fund
                           *Merrill Lynch Pennsylvania Municipal Bond Fund

                         MERRILL LYNCH MUNICIPAL SERIES TRUST, on behalf of the
                         following series:
                           *Merrill Lynch Municipal Intermediate Term Fund

                         MERRILL LYNCH EQUITY DIVIDEND FUND

                         MERCURY FUNDS II, on behalf of the following series:
                           *Merrill Lynch International Value Fund

                         Delaware Business Trusts:

                         MASTER LARGE CAP SERIES TRUST, on behalf of each of the
                         following series:
                           *Master Large Cap Growth Portfolio
                           *Master Large Cap Value Portfolio
                           *Master Large Cap Core Portfolio

                                       9

                         QUANTITATIVE MASTER SERIES TRUST, on behalf of each of
                         the following series:
                           *Master Enhanced International Series
                           *Master International (Cap Weighted) Series
                           *Master Enhanced S&P 500 Series
                           *Master Extended Market Index Series
                           *Master Mid Cap Index Series
                           *Master Aggregate Bond Index Series
                           *Master S&P 500 Index Series
                           *Master Small Cap Index Series
                           *Master Enhanced Small Cap Series

                         FUND ASSET MANAGEMENT MASTER TRUST, on behalf of the
                         following series:
                           *Low Duration Master Portfolio

                         GLOBAL FINANCIAL SERVICES MASTER TRUST, on behalf of
                         the following series:
                           *Global Financial Services Portfolio

                         MASTER BASIC VALUE TRUST

                         MASTER FOCUS TWENTY TRUST

                         MASTER SENIOR FLOATING RATE TRUST

                         MASTER VALUE OPPORTUNITIES TRUST

                         MASTER U.S. HIGH YIELD TRUST

                         MERCURY MASTER TRUST, on behalf of each of the
                         following series:
                           *Merrill Lynch Master International Portfolio
                           *Merrill Lynch Master Small Cap Growth Portfolio

                         MASTER REAL INVESTMENT TRUST

                         MASTER INFLATION PROTECTED TRUST

                                       10

                                     MERRILL LYNCH PRINCIPAL PROTECTED TRUST, on
                                     behalf of each of the following series:
                                       *Merrill Lynch Basic Value Principal
                                         Protected Fund
                                       *Merrill Lynch Fundamental Growth
                                         Principal Protected Fund

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       11

                                   MLIM FUNDS
                                 FIFTH AMENDMENT
                                 SIGNATURE PAGE
                                  NOVEMBER 2004

                                     JPMORGAN CHASE BANK, N.A. (successor by
                                     merger to Bank One, NA)

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       12

                                   MLIM FUNDS
                                 FIFTH AMENDMENT
                                 SIGNATURE PAGE
                                  NOVEMBER 2004

                                     STATE STREET BANK AND TRUST COMPANY

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       13

                                   MLIM FUNDS
                                 FIFTH AMENDMENT
                                 SIGNATURE PAGE
                                  NOVEMBER 2004

                                     PNC BANK, NATIONAL ASSOCIATION,
                                     Individually and as Syndication Agent

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       14

                                   MLIM FUNDS
                                 FIFTH AMENDMENT
                                 SIGNATURE PAGE
                                  NOVEMBER 2004

                                     THE BANK OF NEW YORK

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       15

                                   MLIM FUNDS
                                 FIFTH AMENDMENT
                                 SIGNATURE PAGE
                                  NOVEMBER 2004

                                     BROWN BROTHERS HARRIMAN & CO.

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       16

                                   MLIM FUNDS
                                 FIFTH AMENDMENT
                                 SIGNATURE PAGE
                                  NOVEMBER 2004

                                     BNP PARIBAS

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       17

                                   MLIM FUNDS
                                 FIFTH AMENDMENT
                                 SIGNATURE PAGE
                                  NOVEMBER 2004

                                     ABN AMRO BANK N.V.

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       18

                                   MLIM FUNDS
                                 FIFTH AMENDMENT
                                 SIGNATURE PAGE
                                  NOVEMBER 2004

                                     MELLON BANK, N.A.

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       19

                                   MLIM FUNDS
                                 FIFTH AMENDMENT
                                 SIGNATURE PAGE
                                  NOVEMBER 2004

                                     HSBC BANK USA, N.A.

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       20

                                   MLIM FUNDS
                                 FIFTH AMENDMENT
                                 SIGNATURE PAGE
                                  NOVEMBER 2004

                                     BANK OF AMERICA, N.A.

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       21

                                   MLIM FUNDS
                                 FIFTH AMENDMENT
                                 SIGNATURE PAGE
                                  NOVEMBER 2004

                                     DANSKE BANK A/S

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       22

                                   MLIM FUNDS
                                 FIFTH AMENDMENT
                                 SIGNATURE PAGE
                                  NOVEMBER 2004

                                     LLOYDS TSB BANK, PLC

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       23

                                   MLIM FUNDS
                                 FIFTH AMENDMENT
                                 SIGNATURE PAGE
                                  NOVEMBER 2004

                                     CITIBANK, N.A.

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       24

                                   MLIM FUNDS
                                 FIFTH AMENDMENT
                                 SIGNATURE PAGE
                                  NOVEMBER 2004

                                     SVENSKA HANDELSBANKEN AB

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       25

                                                                      Schedule 1

                            ADDRESSES FOR NOTICES AND
                               COMMITMENT AMOUNTS

--------------------------------------------------------------------------------
JPMorgan Chase Bank, N.A.                  Commitment Amount: $90,000,000
270 Park Avenue                            Commitment Percentage: 18%
New York, NY 10017

Attention: Ms. Marybeth Mullen

Telephone: (212) 270-5049
Facsimile: (212) 270-0670

--------------------------------------------------------------------------------
ABN AMRO Bank N.V.                         Commitment Amount: $25,000,000
500 Park Avenue                            Commitment Percentage: 5%
New York, NY 10022

Attention: Mr. Giovanni Fallone

Telephone: 212-446-4111
Facsimile: 212-446-4335

--------------------------------------------------------------------------------
The Bank of New York                       Commitment Amount: $40,000,000
One Wall Street                            Commitment Percentage: 8%
New York, NY  10286

Attention: Mr. Andrew S. Demko

Telephone: 212-635-6872
Facsimile: 212-809-9566

--------------------------------------------------------------------------------
BNP Paribas                                Commitment Amount: $25,000,000
787 7th Avenue                             Commitment Percentage: 5%
28th Floor
New York, NY 10019

Attention: Mr. Laurent Vanderzyppe

Telephone: 212-841-2927
Facsimile: 212-841-2533
--------------------------------------------------------------------------------

                                       1

--------------------------------------------------------------------------------
HSBC Bank USA                              Commitment Amount: $25,000,000
452 5th Avenue                             Commitment Percentage: 5%
25th Floor
New York, NY 10018

Attention: Mr. Paul Lopez

Telephone: 212-525-6662
Facsimile: 212-525-8370

--------------------------------------------------------------------------------
Bank of America, N.A.                      Commitment Amount: $25,000,000
335 Madison Avenue                         Commitment Package: 5%
5th Floor
New York, NY 10017

Attention: Ms. Maryanne Fitzmaurice

Telephone: 212-503-8343
Facsimile: 212-503-7027

--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.              Commitment Amount: $25,000,000
40 Water Street                            Commitment Percentage: 5%
Boston, MA 02109

Attention: Mr. Michael McDonald

Telephone: 617-772-1364
Facsimile: 617-772-1138

--------------------------------------------------------------------------------

                                       2

--------------------------------------------------------------------------------
Mellon Bank, N.A.                          Commitment Amount: $25,000,000
Penn Plaza                                 Commitment Percentage: 5%
29th Floor
New York, NY 10119-4798

Attention: Mr. Thomas Caruso

Telephone: 212-330-1317
Facsimile: 212-330-1332

--------------------------------------------------------------------------------
State Street Bank and Trust Company        Commitment Amount: $40,000,000
Mutual Fund Lending                        Commitment Percentage: 8%
Lafayette Corporate Center
2 Avenue de Lafayette
2nd Floor
Boston, MA 02111

Attention: Mr. Charles Garrity

Telephone: 617-662-1282
Facsimile: 617-662-2325

--------------------------------------------------------------------------------
PNC Bank, National Association             Commitment Amount: $65,000,000
70 East 55th Street, 24th Floor            Commitment Percentage: 13%
New York, NY  10022

Attention: Don Davis

Telephone: 212-303-0034
Facsimile: 212-303-0064

--------------------------------------------------------------------------------
Danske Bank A/S                            Commitment Amount: $25,000,000
299 Park Avenue, 14th Floor                Commitment Percentage: 5%
New York, NY 10171

Attention: George Neofitides

Telephone: 212-984-8439
Facsimile: 212-984-9568

--------------------------------------------------------------------------------

                                        3

--------------------------------------------------------------------------------
Lloyds TSB Bank, plc                       Commitment Amount:  $40,000,000
1251 Avenue of the Americas                Commitment Percentage:  8%
39th Floor
New York, NY 10020

Attention: Mr. Robert Pearson

Telephone: (212) 930 5035
Facsimile: (212) 930 5098

--------------------------------------------------------------------------------
Citibank, N.A.                             Commitment Amount:  $25,000,000
388 Greenwich St., 23rd Fl                 Commitment Percentage:  5%
New York, NY 10013

Attention: Mr. Alexander Duka

Telephone: 212-816-3260
Facsimile: 212-816-4143

--------------------------------------------------------------------------------
Svenska Handelsbanken AB                   Commitment Amount:  $25,000,000
875 Third Avenue--4th Floor                Commitment Percentage:  5%
New York, NY 10022

Attention: Ms. Sophia Ng

Telephone: 212-326-2708
Facsimile: 212-326-6151

--------------------------------------------------------------------------------

                                        4

                                                                    Schedule 4.9
                                                                    ------------

Master Senior Floating Rate Trust

Merrill Lynch Short Term U.S. Government Fund, Inc.

Merrill Lynch California Municipal Series Trust,
on behalf of the following series:
*Merrill Lynch California Insured Municipal Bond Fund

Merrill Lynch U.S. Government Mortgage Fund

Merrill Lynch Multi-State Municipal Series Trust,
on behalf of each of the following series:
*Merrill Lynch Florida Municipal Bond Fund
*Merrill Lynch New Jersey Municipal Bond Fund
*Merrill Lynch New York Municipal Bond Fund
*Merrill Lynch Pennsylvania Municipal Bond Fund

Merrill Lynch Municipal Bond Fund, Inc.,
on behalf of each of the following series:
*The Insured Portfolio
*The National Portfolio
*The Limited Maturity Portfolio

Merrill Lynch Municipal Series Trust,
on behalf of the following series:
*Merrill Lynch Municipal Intermediate
Term Fund

Merrill Lynch Series Funds, Inc.,
on behalf of the following series:

*Intermediate Government Bond Portfolio

Merrill Lynch Variable Series Funds, Inc.,
on behalf of the following series:
*Merrill Lynch Government Bond V.I. Fund

                                        5

                                                                   Schedule 5.20
                                                                   -------------

--------------------------------------------------------------------------------
NAME OF BORROWER                                        NAME OF CUSTODIAN *
----------------                                        -----------------

--------------------------------------------------------------------------------

Maryland Corporations:
----------------------

--------------------------------------------------------------------------------
Merrill Lynch Short Term U.S. Government Fund, Inc.     BONY

--------------------------------------------------------------------------------
The Asset Program, Inc.,                                BONY
on behalf of the following series:
*Merrill Lynch Mid Cap Value Opportunities Fund

--------------------------------------------------------------------------------
Merrill Lynch Balanced Capital Fund, Inc.               BONY

--------------------------------------------------------------------------------
Merrill Lynch Bond Fund, Inc.,                          State Street
on behalf of each of the following series:
*High Income Portfolio
*Intermediate Term Portfolio
*Core Bond Portfolio

--------------------------------------------------------------------------------
Merrill Lynch Developing Capital Markets Fund, Inc.     Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Disciplined Equity Fund, Inc.             JPMorgan Chase

--------------------------------------------------------------------------------
Merrill Lynch Fundamental Growth Fund, Inc.             JPMorgan Chase

--------------------------------------------------------------------------------
Merrill Lynch Global Allocation Fund, Inc.              Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Global Growth Fund, Inc.                  State Street

--------------------------------------------------------------------------------
Merrill Lynch Global SmallCap Fund, Inc.                Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Global Technology Fund, Inc.              Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Utilities and Telecommunications Fund,    JPMorgan Chase
Inc.

--------------------------------------------------------------------------------
Merrill Lynch Global Value Fund, Inc.                   Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Healthcare Fund, Inc.                     JPMorgan Chase

--------------------------------------------------------------------------------
Merrill Lynch Latin America Fund, Inc.                  Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Municipal Bond Fund, Inc.,                BONY
--------------------------------------------------------------------------------

                                       1

                                                                   Schedule 5.20
                                                                   -------------

--------------------------------------------------------------------------------
NAME OF BORROWER                                        NAME OF CUSTODIAN *
----------------                                        -----------------

--------------------------------------------------------------------------------
on behalf of each of the following series:
*The Insured Portfolio
*The National Portfolio
*The Limited Maturity Portfolio

--------------------------------------------------------------------------------
Merrill Lynch Pacific Fund, Inc.                        Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Focus Value Fund, Inc.                    JPMorgan Chase

--------------------------------------------------------------------------------
Merrill Lynch Series Fund, Inc.,                        BONY
on behalf of each of the following series:
*Merrill Lynch Large Cap Core Strategy Portfolio
*Merrill Lynch Global Allocation Strategy Portfolio
*Merrill Lynch Fundamental Growth Strategy Portfolio
*High Yield Portfolio
*Intermediate Government Bond Portfolio
*Merrill Lynch Core Bond Strategy Portfolio
*Merrill Lynch Balanced Capital Strategy Portfolio

--------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.,              All BONY except as noted.
on behalf of each of the following series:
*Merrill Lynch American Balanced V.I. Fund
*Merrill Lynch Basic Value V.I. Fund
*Merrill Lynch Global Growth V.I. Fund
*Merrill Lynch Global Allocation V.I. Fund
*Merrill Lynch Utilities and Telecommunications
V.I. Fund
*Merrill Lynch Government Bond V.I. Fund
*Merrill Lynch Index 500 V.I. Fund
*Merrill Lynch Large Cap Core V.I. Fund
*Merrill Lynch Large Cap Value V.I. Fund
*Merrill Lynch High Current Income V.I. Fund
*Merrill Lynch Core Bond V.I. Fund
*Merrill Lynch Fundamental Growth V.I. Fund
*Merrill Lynch Small Cap Value V.I. Fund (to be
renamed Merrill Lynch Value Opportunities V.I. Fund)
*Merrill Lynch Large Cap Growth V.I. Fund               Brown Brothers
*Merrill Lynch International Value V.I. Fund            Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch World Income Fund, Inc.                   State Street
--------------------------------------------------------------------------------

                                       2

                                                                   Schedule 5.20
                                                                   -------------

--------------------------------------------------------------------------------
NAME OF BORROWER                                        NAME OF CUSTODIAN *
----------------                                        -----------------

--------------------------------------------------------------------------------

Massachusetts Business Trusts:
------------------------------

--------------------------------------------------------------------------------
Merrill Lynch California Municipal Series Trust, on     BONY
behalf of the following series:
*Merrill Lynch California Insured Municipal Bond Fund

--------------------------------------------------------------------------------
Merrill Lynch EuroFund                                  Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch U.S. Government Mortgage Fund             BONY

--------------------------------------------------------------------------------
Merrill Lynch Natural Resources Trust                   BONY

--------------------------------------------------------------------------------
Merrill Lynch Multi-State Municipal Series Trust, on    State Street
behalf of each of the following series:
*Merrill Lynch Florida Municipal Bond Fund
*Merrill Lynch New Jersey Municipal Bond Fund
*Merrill Lynch New York Municipal Bond Fund
*Merrill Lynch Pennsylvania Municipal Bond Fund

--------------------------------------------------------------------------------
Merrill Lynch Municipal Series Trust, on behalf of      State Street
the following series:
*Merrill Lynch Municipal Intermediate Term Fund

--------------------------------------------------------------------------------
Merrill Lynch Equity Dividend Fund                      State Street

--------------------------------------------------------------------------------
Mercury Funds II, on behalf of the following series:    Brown Brothers
*Merrill Lynch International Value Fund

--------------------------------------------------------------------------------

Delaware Business Trusts:
-------------------------

--------------------------------------------------------------------------------
Global Financial Services Master Trust,                 Brown Brothers
on behalf of the following series:
*Global Financial Services Portfolio

--------------------------------------------------------------------------------
Quantitative Master Series Trust                        All Merrill Lynch Global
on behalf of each of the following series:              Custody except as noted
*Master Aggregate Bond Index Series
*Master S&P 500 Index Series
*Master Small Cap Index Series
*Master Enhanced International Series                   JPMorgan Chase
*Master International (Cap Weighted) Series             JPMorgan Chase
--------------------------------------------------------------------------------

                                       3

                                                                   Schedule 5.20
                                                                   -------------

--------------------------------------------------------------------------------
NAME OF BORROWER                                        NAME OF CUSTODIAN *
----------------                                        -----------------

--------------------------------------------------------------------------------
*Master Enhanced S&P 500 Series                         JPMorgan Chase
*Master Extended Market Index Series                    JPMorgan Chase
*Master Mid Cap Index Series                            JPMorgan Chase
*Master Enhanced Small Cap Series                       JPMorgan Chase

--------------------------------------------------------------------------------
Master Basic Value Trust                                BONY

--------------------------------------------------------------------------------
Master Focus Twenty Trust                               BONY

--------------------------------------------------------------------------------
Master Senior Floating Rate Trust                       BONY

--------------------------------------------------------------------------------
Master Value Opportunities Trust                        BONY

--------------------------------------------------------------------------------
Master U.S. High Yield Trust                            State Street

--------------------------------------------------------------------------------
Mercury Master Trust,                                   Brown Brothers
on behalf of each of the following series:
*Merrill Lynch Master International Portfolio

--------------------------------------------------------------------------------
* Merrill Lynch Master Small Cap Growth Portfolio

--------------------------------------------------------------------------------
Master Large Cap Series Trust, on behalf of each of     Brown Brothers
the following series:
*Master Large Cap Core Portfolio
*Master Large Cap Growth Portfolio
*Master Large Cap Value Portfolio
--------------------------------------------------------------------------------
Master Real Estate Investment Trust                     BONY

--------------------------------------------------------------------------------
Master Inflation Protected Trust                        BONY

--------------------------------------------------------------------------------
Merrill Lynch Principal Protected Trust, on behalf      Brown Brothers
of each of the following series:
*Merrill Lynch Basic Value Principal Protected Fund
*Merrill Lynch Fundamental Growth Principal Protected
Fund

--------------------------------------------------------------------------------
Fund Asset Management Master Trust, on behalf of        Brown Brothers
the following series:
*Low Duration Master Portfolio

--------------------------------------------------------------------------------

*
1.   "BONY" = The Bank of New York

                                       4

                                                                   Schedule 5.20
                                                                   -------------

2.   "Brown Brothers" = Brown Brothers Harriman & Co.

3.   "JPMorgan Chase" = JPMorgan Chase Bank, N.A.

4.   "State Street" = State Street Bank and Trust Company

                                       5